SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) March 30, 2008
VERAMARK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3750 Monroe Avenue, Pittsford, New York 14534

(Address of Principal Executive Offices including zip code)
(585) 381-6000

(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 30, 2008, the Compensation Committee of the Board of Directors of the Registrant approved the Veramark Technologies, Inc. 2008 Incentive Plan for Management and Key Employees (the “Plan”). Participants eligible to participate in the Plan are corporate officers, key employees, and managers, including the following corporate officer: Ronald C. Lundy, Vice President of Finance and Chief Financial Officer. Actual participants will be determined by the President and Chief Executive Officer.
The Plan establishes a maximum bonus pool based on achieving targeted Operating Income, as defined in the Plan, with a minimum Operating Income of $250,000 before any bonuses may be paid. A copy of the Plan is attached as an Exhibit.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 10.1
Veramark Technologies, Inc. 2008 Incentive Plan for Management and Key Employees

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008	Veramark Technologies, Inc. (Registrant)
By /s/ Anthony C. Mazzullo
Anthony C. Mazzullo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Veramark Technologies, Inc. 2008 Incentive Plan for Management and Key Employees